UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2007

ALMOST FAMILY, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-09848	06-1153720
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

9510 Ormsby Station Road, Suite 300, Louisville, KY 40223
(Address of principal executive offices)

(502) 891-1000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

This Amendment No. 1 amends the Current Report on Form 8-K of the Registrant dated October 26, 2007, as filed with the Securities and Exchange Commission (SEC) on November 1, 2007 (the October 8-K) related to our acquisition of the assets of all the Medicare-certified home health agencies owned and operated by Quality of Life Holdings, Inc.  This Form 8-K/A amends the October 8-K to include the financial statements required by Item 9.01 of Form 8-K and to include additional exhibits under Item 9.01(d) of Form 8-K. The information previously reported in the October 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in response to Item 2.01 is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(a)

Financial Statements of Businesses Acquired. The audited historical consolidated financial statements listed below are filed as Exhibit 99.1 to this Amendment No. 1 and incorporated herein by reference:

Independent Auditors’ Report

Audited financial statements of Quality of Life Holdings, Inc., Subsidiaries, and Affiliate as of and for the year ended December 31, 2006.

(b)

Pro Forma Financial Information. The pro forma financial information with respect to the transaction described in Item 2.01 and listed below is filed as Exhibit 99.2 to this Amendment No. 1 and incorporated herein by reference:

(i)	Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2007.

(ii)	Unaudited Pro Forma Consolidated Statements of Income for the year ended December 31, 2006 and the nine months ended September 30, 2007.

(iii)	Notes to the Unaudited Pro Forma Consolidated Balance Sheets and Statements of Income.

(d)	Exhibits.

*

Exhibit 10.1 -- Asset Purchase Agreement dated as of October 23, 2007 among (i) the Registrant, Caretenders Visiting Services of Hernando County, LLC, Caretenders Visiting Services of Pinellas County, LLC, and Mederi Caretenders VS of Tampa, LLC, (ii) Quality of Life Holdings, Inc., Quality of Life Home Health Services, Inc., Quality of Life Home Health Services of Hillsborough, Inc., and Quality of Life Homecare of Hernando, Inc., and (iii) Michael Moses, James Heenan and Rosalind M. Heenan, including executed copies of the following exhibits: (listed omitted schedules will be furnished supplementally to the SEC upon request):

(A)	Assignment and Assumption Agreements dated as of October 26, 2007, between various parties to the Agreement.

(B)

Confidentiality, Nonsolicitation and Noncompetition Agreement dated as of October 26, 2007 among (i) the Registrant, Caretenders Visiting Services of Hernando County, LLC, Mederi Caretenders VS of Tampa, LLC, and Caretenders Visiting Services of Pinellas County, LLC and (ii) Quality of Life Holdings, Inc., Quality of Life Home Health Services, Inc., Quality of Life Home Health Services of Hillsborough, Inc., Quality of Life Homecare of Hernando, Inc., Michael Moses, James Heenan and Rosalind M. Heenan;

(C)	Registration Rights Agreement dated October 26, 2007 between the Registrant and Quality of Life Holdings, Inc., Subsidiaries, and Affiliate, and

(D)	Stock Pledge Agreement dated as of October 26, 2007 between the Registrant and Quality of Life Holdings, Inc.

*

Exhibit 10.2 -- Registration Rights Agreement dated October 26, 2007 between the Registrant and Quality of Life Holdings, Inc. (incorporated by reference to Exhibit C to Exhibit 10.1 of this Form 8-K).

Exhibit 23.1 -- Consent of Rivero, Gordimer & Company, P.A.

Exhibit 99.1 – Quality of Life Holdings, Inc. financial statements described at Item 9.01(a).

Exhibit 99.2 – Pro forma consolidated financial information described at Item 9.01 (b).

* Previously filed as part of the Form 8-K dated October 26, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 4, 2008	ALMOST FAMILY, INC.

By /s/ C. Steven Guenthner
C. Steven Guenthner
Senior Vice President and
Chief Financial Officer